UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2025 (April 11, 2025)

Oaktree Strategic Credit Fund

(Exact name of Registrant as specified in its charter)

Delaware	814-01471	87-6827742
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue, 28th Floor
Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On April 11, 2025, Oaktree Strategic Credit Fund (the “Company”) entered into an amendment (the “Amendment”) to its senior secured revolving credit facility (as amended, the “ING Facility”) among the Company, as borrower, the lenders party thereto and ING Capital LLC, as administrative agent, and ING Capital LLC, Wells Fargo Bank, National Association and Sumitomo Mitsui Banking Corporation, as joint lead arrangers. Among other things, the Amendment:

•	reduced the interest rate margin:

•	with respect to secured overnight financing rate (“SOFR”) loans from 2.15% to 1.875%, plus a SOFR adjustment equal to 0.10%; and

•	with respect to alternate base rate loans from 1.15% to 0.875%, plus a SOFR adjustment equal to 0.10%;

provided that, if at any time the Borrowing Base (as defined in the ING Facility) is greater than 1.60 times the Combined Debt Amount (as defined in the ING Facility), the interest rate margin with respect to (a) SOFR loans will be 1.75% plus a SOFR adjustment equal to 0.10% and (b) alternative base rate loans will be 0.75% plus a SOFR adjustment equal to 0.10%;

•	increased the size of the ING Facility from $1.185 billion to $1.235 billion;

•

increased the “accordion” feature the permits the Company, under certain circumstances, to increase the size of the ING Facility from (i) up to the greater of $1.25 billion and 150% of Stockholders’ Equity (as defined in the ING Facility) to (ii) up to the greater of $1.75 billion and 150% of Stockholders’ Equity;

•	extended the reinvestment period for $1.085 billion of commitments from June 28, 2027 to April 11, 2029; and

•	extended the final maturity date for $1.085 billion of commitments from June 28, 2028 to April 11, 2030.

The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to copy of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment No. 2 to Senior Secured Revolving Credit Agreement, dated as of April 11, 2025, by and among the Registrant, as borrower, OSCF Blocker Holdings, Inc., as subsidiary guarantor, the lenders party thereto and ING Capital LLC, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE STRATEGIC CREDIT FUND

Date: April 16, 2025	By:	/s/ Christopher McKown
	Name:	Christopher McKown
	Title:	Chief Financial Officer and Treasurer